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                                                                  EXHIBIT 10.28

ADP PROTOTYPE PLAN                                    MID-MARKET TRUST AGREEMENT
                                          TO BE PREPARED AND SIGNED IN DUPLICATE


AGREEMENT dated August 9, 2001 between Tandy Brands Accessories, Inc. with offices at 690 East Lamar Blvd., Suite 200 Arlington, Texas 76011 (the "Company") and STATE STREET BANK AND TRUST COMPANY, as trustee (the "Trustee"), with offices located at 200 Newport Avenue, North Quincy, Massachusetts 02171.

This Agreement establishes a trust fund (the "Trust") forming part of the Tandy Brands Accessories, Inc. Employee Investment Plan [insert name of plan] established by the Company (the "Plan").

The Company and the Trustee agree as follows:

                             ARTICLE 1. DEFINITIONS

         1.1 DEFINITIONS.

         The following terms, when used herein, shall have the meanings set forth below:

         "Account" or "Plan Account" means the account established under the Plan for each Participant or Beneficiary with respect to such Participant's or Beneficiary's total interest under the Plan.

         "Administrative Committee" means a committee of individuals appointed by the company to serve as Plan administrator.

         "ADP" means ADP, Inc. and as the context indicates, its affiliates, successors and assigns.

         "Beneficiary" means the person (or entity) to whom all or a portion of a deceased Participant's interest in the Plan is payable as provided for in the Plan.

         "Board of Directors" means, in the case of a corporation, the Company's board of directors or other governing body. In the case of a partnership, a sole proprietorship, limited liability company or other entity, the term Board of Directors shall refer to the Company's general partner, sole proprietor, or the person or body of persons who are authorized to take such action pursuant to the governing documents of such entity or applicable law.

         "Code" means the Internal Revenue Code of 1986, as it is or has been amended from time to time.

         "Direct Rollover" means a payment by the Plan to an "eligible retirement plan" as defined in Code Section 402(c)(8) specified by the Participant, the Participant's surviving spouse, or the Participant's former spouse who is the alternate payee under a "qualified domestic relations order" as defined in Code Section 414(p), as applicable.

         "Eligible Employee" means any employee of the Company or a Participating Affiliate who is defined in the Plan as within a classification of employees eligible to participate in the Plan provided that the employee meets the age, service or other requirements for participation provided for under the Plan.

         "Employer Stock" means stock issued by the Company or any other entity that meets the definition of an "affiliate" of the Company under Section 407 of ERISA.

         "Employer Stock Fund" means an Investment Fund invested primarily in Employer Stock.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as it is or has been amended from time to time.

         "GIC" means a guaranteed investment contract issued by an insurance company or other financial institution.

         "Investment Fund" means an investment fund selected by the Company for the investment of Plan assets.

         "Investment Manager" means an entity that has the power to manage, acquire, or dispose of Plan assets and acknowledges fiduciary responsibility to the Plan in writing. Such entity must be a person, firm, or corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended, a bank, or an insurance company or the entity that meets the definition of "investment manager" under Section 3(38) or ERISA.

         "Named Fiduciary" means either the Company or the Plan Administrator, whichever is designated in the Plan document as responsible for a particular duty or function described in this Agreement. If the Plan document does not designate a particular party as responsible for a particular duty, Named Fiduciary shall mean the Company.

         "Participant" means any Eligible Employee who has satisfied the requirements for participation set forth in the Plan and has not for any reason become ineligible to participate further in the Plan. The term Participant shall be considered to refer also to a Beneficiary where the context so requires.

         "Participant Affiliate" means any of the following entities that adopts and has not terminated participation in or withdrawn from the Plan: any corporation which is a member of a "controlled group of corporations (as defined in Code Section 414(b)) that includes the Company; any trade or business under "common control" (as defined in Code Section 414(c) with the Company; any organization that is a member of an "affiliated service group" (as defined in code Section 414(m) that includes the Company; or any other entity required to be aggregated with the company pursuant to regulations promulgated by the Secretary of the Treasury under Code Section 414(o).

         "Plan" means the employee benefit plan qualified under section 401(a) of the Code of the Company that has adopted this Trust as a funding vehicle.

         "Plan Administrator" and shall have the meaning as set forth in section 414(g) of the Internal Revenue Code, which may be an Administrative Committee appointed by the Company to act as Plan Administrator.

         "Prototype Plan" means a plan maintained by the Company that is adopted in the form of a "prototype plan," as defined in Revenue Procedure 2000-20 (or any future guidance published by the Internal Revenue Service) for which the Sponsor or one of its affiliates serves as the sponsoring organization.

         "Rollover Contribution" means an amount received from a plan that qualifies under Code Section 401(a), or any other plans (including conduit individual retirement accounts) from which distributions are eligible to be rolled over into this Plan pursuant to Code Section 402(c).

         "Sponsor" means Automatic Data Processing Federal Credit Union, in its capacity as the sponsoring organization of any prototype defined contribution plan adopted by the Company.

         "Transfer Contribution" means an amount transferred on behalf of an Eligible Employee to the Plan in a trust-to-trust transfer from a plan, which qualifies under Code Section 401 or 403(a), other than a Direct Rollover, but including, without limitation, in connection with a plan merger.

         "Valuation Date" means each day on which the New York Stock Exchange is open for business, or such other date(s) as may be determined by the Named Fiduciary.

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                            ARTICLE 2. ESTABLISHMENT

         2.1      ESTABLISHMENT OF TRUST.

         The Company establishes the Trust, which will consist of amounts contributed or transferred to the Plan in accordance with its terms, investments and proceeds thereof and earnings thereon, reduced by all payments from the Trust. Pursuant to the Plan document, the Company may appoint an administrative committee (hereinafter referred to as "Administrative Committee") to act on its behalf. All assets from time to time held under the Plan will be held in the Trust and will be subject to this Agreement. The Trustee accepts the Trust and agrees to administer the Trust as provided in this Agreement. However, the Trustee will have no liability or responsibility for the validity, tax qualification or legal effect of the Company's Plan.

         2.2      PLAN.

         While any assets of the Plan are held in the Trust, the Company shall be responsible for maintaining the Plan so that (i) it is "qualified" within the meaning of the Code Section 401(a) (and, if Participants will have investment control over their Accounts under as set forth in Section 6.2 below, the Plan is duly qualified as an "ERISA Section 404(c) Plan" described in 29 C.F.R. 2550.404(c) under which each Participant is authorized to provide investment direction for his or her Plan Account to the Company, acting as agent for such Participant, for conveyance to the Trustee; (ii) if applicable, it permits its assets to be commingled for investment purposes with the assets of other such plans by investing such assets in this Trust whether or not its assets will in fact be held in a separate investment fund; (iii) it does not prohibit the Company from delegating daily recordkeeping services; and (iv) the Company shall be responsible for carrying out Participant investment directions pursuant to
Section 6.2.

         The Company shall notify the Trustee if the Plan no longer qualifies under Code Section 401.

                          ARTICLE 3. DUTIES OF TRUSTEE

         3.1      ACCEPTANCE OF CONTRIBUTIONS TO TRUST.

         (a) The Trustee will accept such contributions made on behalf of Participants under the Plan as it receives from time to time from the Company or a Participating Affiliate. The Trustee will also accept Rollover Contributions and Direct Rollovers to the Trust made by Participants in accordance with the Plan. At the direction of the Named Fiduciary, the Trustee will also accept Transfer Contributions to the Trust from another qualified plan or qualified annuity plan covering Participants and will also accept a transfer of assets and liabilities from a prior trustee of the Company's plan. All such contributions will either be in cash, or documents evidencing ownership of a GIC, or, with the written agreement of ADP and the Trustee, any other assets.

         (b) The Trustee will have no responsibility for determining the proper time or amount of any contribution of the Trust, for enforcing the collection of any contribution to the Trust or for determining that contributions satisfy any applicable requirement of the Plan or law including, without limitation, the minimum contributions requirements of Code Section 416. The Named Fiduciary shall be responsible for timely transmission of contributions to the Trust. Also, the Trustee will have no responsibility for determining whether the amount of any contribution (or the portion of such contribution, which is allocated to the Account(s) of a Participant) meets any applicable legal requirements or is within any applicable limit including, without limitation, the limits imposed by Code Sections 401(k) and (m), 402(g), 404 and 415. The contribution or transfer of any amount to the Trustee hereunder constitutes a certification by the Named Fiduciary that such contribution or transfer is in accordance with the Plan and applicable laws.

         3.2      MAINTAIN ACCOUNTS.

         The Trustee, or its delegate will maintain accounts or other trust accounting records, and will make credits to or charges against such accounts, as necessary for the Trustee to carry out its responsibilities as directed by the Named Fiduciary or ADP on the Named Fiduciary's behalf, under this Agreement.

         3.3      MAKE PAYMENTS.

         Upon receipt of and in accordance with written directions from the Named Fiduciary, or from ADP acting on behalf of the Named Fiduciary, the Trustee shall make payments from the Trust, whether as a distribution, direct rollover, transfer, withdrawal or the disbursement of a loan, and the Trustee will be fully protected in, and will not incur any liability for, so doing. Such directions from the Named Fiduciary, or from ADP on the Named Fiduciary's behalf to the Trustee will include all information necessary to enable the Trustee to make such payment, and the giving of such directions by the Named Fiduciary, or ADP to the Trustee constitutes a certification to the Trustee that such payment is in accordance with the Plan. The Trustee will have no responsibility for any delay in making payment pending receipt from the Named Fiduciary, or ADP of all information needed to make the payment (including, if applicable, proper income tax withholding instructions signed by the recipient), for the application of any payment by the recipient, for determining the rights or benefits of any person in the Trust or under the Plan, for calculating or determining any amount to be distributed to a Participant or Beneficiary (including, without limitation, any alternate payee as defined in Code Section 414(p)(8)) for compliance with any applicable requirements for minimum distributions, for the administration of the Plan, for the adequacy of the Trust to meet all liabilities arising under the Plan, nor shall the Trustee have responsibility for ensuring that funds are made available timely in order to effectuate a subsequent purchase made as a result of a transfer from one Investment Fund under the Plan to another such Investment Fund.

                          ARTICLE 4. POWERS OF TRUSTEE

         4.1      ADDITIONAL POWERS OF TRUSTEE.

         In addition to and not in limitation of such powers as the Trustee has by law or under any other provisions of the Plan and this Agreement, but subject to the provisions of this Agreement including, without limitation, Section 5 and the requirements of applicable law, the Trustee will have the powers specified in this Section 4.1. As provided herein, the Trustee will exercise such powers concerning investments or other discretionary actions only as a directed Trustee, and will not be liable or responsible for the consequences of its exercising any such power as directed:

         (a) to deal with all or any part of the Trust assets including the power to acquire and dispose of assets;

         (b) to hold any part of the Trust assets in cash pending the investment or distribution thereof, without liability for interest;

         (c) to enforce by suit or otherwise to waive its rights on behalf of the Trust, and to defend claims asserted against it or the Trust; provided that the Trustee will not be required to institute or defend any court or administrative proceeding unless it has first been indemnified to its satisfaction for the costs and expenses of such proceeding;

         (d) to compromise, adjust and settle any and all claims against or in favor of it or the Trust;

         (e) to vote, or give proxies to vote, any stock or other security held in the Trust, and to waive notice of meetings; provided, however, that for plan assets invested in registered investment companies, the Trustee shall act in accordance with appropriate directions received from the Company with respect to the matters to be voted by the shareholders of the registered investment companies.

         (f) to oppose, or consent to and participate in, the reorganization, merger, consolidation or readjustment of the finances or capitalization of any enterprise, to pay assessments and expenses in connection therewith, and to deposit securities under deposit agreements, to exercise or sell any conversion privileges or subscription rights, and to make payments incidental thereto;

         (g) to hold securities unregistered, or to register them in its own name (with or without indication of its fiduciary capacity hereunder) or in the names of nominees, provided that the Trustee's records will at all times show that such property is owned by the Trust;

         (h) to hold in its name GICs, if any which it holds pursuant to a conversion until their maturity date;



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         (i)      to do all acts and things, not specified herein, which it
                  deems advisable to carry out the Trust, and generally to exercise any of the powers of an owner with respect to all or any part of the Trust;

         (j) to make, execute, acknowledge and deliver any and all documents that it deems necessary or appropriate to carry out its power and duties hereunder; and

         (k) to lend to Participants in the Plan such amounts and upon such terms and conditions as the Named Fiduciary may direct. Any such direction shall be deemed to include a certification by the Named Fiduciary that such lending is in accordance with the provisions of ERISA and the Plan.

         4.2 USE OF AGENTS.

         The Trustee may retain an agent or service provider (which may be the Sponsor, ADP or a division thereof, or an affiliate of ADP or the Trustee) to perform any of its recordkeeping, custodial or other duties hereunder.

                    ARTICLE 5. MANAGEMENT OF ASSETS OF FUND

         5.1 MANAGEMENT OF FUND ASSETS.

         (a) The Company, being a named fiduciary with respect to control and management of the assets of the Plan, may appoint Investment Managers to manage (including the power to acquire and dispose of) the assets of the Plan and may also authorize investment in certain securities of one or more registered investment companies, whether open-end or closed-end. Any Investment Manager so appointed shall be an "investment manager" as defined by Section 3(38) of ERISA, and must acknowledge in writing to the Company and to the Trustee that he is a fiduciary with respect to the Plan. The Trustee until notified in writing to the contrary shall be fully protected in relying upon any written notice of the appointment of an Investment Manager furnished to it by the Company.

         (b) The Company or the Investment Manager appointed pursuant to paragraph (a) above shall have exclusive authority and discretion to manage and control the assets of the Trust and, pursuant to such authority and discretion, may direct the Trustee from time to time and at any time:

                  (A) To invest and reinvest the Trust, without distinction between principal and income, in shares of stock (whether common or preferred) or other evidences of ownership, bonds, debentures, notes or other evidences of indebtedness, unsecured or secured by mortgages on real or personal property wherever situated (including any part interest in a bond and mortgage or note and mortgage whether insured or uninsured), and other property, or part interest in property, real or personal, foreign or domestic, whether or not productive of income or consisting of wasting assets;

                  (B) To invest and reinvest the Trust in a common, collective, or group trust administered by a bank other than the Trustee, the provisions of which trust shall be deemed a part of this Agreement but only with respect to any such investment;

                  (C) To sell, convey, redeem, exchange, grant options for the purchase or exchange of, or otherwise dispose of, any real or personal property held in the Trust, at public or private sale, for cash or upon credit, with or without security, without obligation on the part of any person dealing with the Trustee to see to the application of the proceeds of or to inquire into the validity, expediency or propriety of any such disposition;

                  (D) To manage, operate, repair and improve, and mortgage or lease for any length of time any real property held in the Trust; to renew or extend any mortgage, upon any terms the Investment Manager may deem expedient; to agree to reduction of the rate of interest or any other modification in the terms of any mortgage or of any guarantee pertaining to it; to enforce any covenant or condition of any mortgage or guarantee or to waive any default in the performance thereof; to exercise and enforce any right of foreclosure; to bid in property on foreclosure; to take a deed in lieu of foreclosure with or without paying consideration therefore and in connection therewith to release the obligation on the bond secured by the mortgage; and to exercise and enforce in any action, suit or proceeding at law or in equity and any rights or remedies in respect of any mortgage or guarantee;

                  (E) To exercise, personally or by general or limited proxy, the right to vote any shares of stock, bonds or other securities held in the Trust; to delegate discretionary voting power to trustees of a voting trust for any period of time; and to exercise, personally or by power of attorney, any other right appurtenant to any securities or other property of the Trust;

                  (F) To join in or oppose any reorganization, recapitalization, consolidation, merger or liquidation, or any plan therefore, or any lease, mortgage or sale of the property of any organization the securities of which are held in the Trust; to pay from the Trust any assessments, charges or compensation specified in any plan of reorganization, recapitalization, consolidation, merger or liquidation; to deposit any property with any committee or depository; and to retain any property allotted to the Trust in any reorganization, recapitalization, consolidation, merger or liquidation;

                  (G) To exercise or sell any conversion or subscription or other rights appurtenant to any stock, security or other property held in the Trust;

                  (H) To borrow from any lender (other than the Trustee in its individual capacity or any other party in interest with respect to the Plan) money, in any amount and upon any reasonable terms and conditions, for purposes of this Agreement, and to pledge or mortgage any property held in the Trust to secure the repayment of any such loan; and

                  (I) To compromise, settle or arbitrate any claim, debt or obligation of or against the Trust; to enforce or abstain from enforcing any right, claim, debt or obligation; and to abandon any property determined by the Investment Manager to be worthless.

         (c) The Trustee shall exercise the powers set forth in paragraph 5.1(b)(i) above only when and to the extent directed in writing by the Investment Manager or the Company. The Investment Manager, from time to time and at any time, may issue orders for the purchase or sale of securities directly to a broker or dealer, and for such purpose, the Trustee will upon request execute and deliver to the Investment Manager one or more trading authorizations. Written notification of the issuance of each such order shall be given promptly to the Trustee by the Investment Manager, and the execution of each such order shall be confirmed by the broker to the Investment Manager and to the Trustee. Such notification shall be authority to the Trustee to receive securities purchased against payment therefore and to deliver securities sold against receipt of the proceeds therefore, as the case may be.

         (d) Unless the Trustee knowingly participates in, or knowingly undertakes to conceal, an act or omission of another fiduciary, knowing such act or omission to be a breach of the duty of care owed by such other fiduciary with respect to the Plan, the Trustee shall not be liable for any act or omission of such other fiduciary and shall not be under any obligation to invest or otherwise manage the assets of the plan that are subject to the management of such other fiduciary. Without limiting the generality of the foregoing, the Trustee shall not be liable by reason of its taking or refraining from taking at the direction of an Investment Manager any action pursuant to this Article, or pursuant to a notification of an order to purchase or sell securities issued by an Investment Manager, nor shall the Trustee be liable by reason of its refraining from taking any action because of the failure of an Investment Manager to give such direction or order; the Trustee shall be under no duty to question or to make inquiries as to any direction or order or failure to give direction or order by an Investment Manager; and the Trustee shall be under no duty to make any review of investments acquired for the Trust at the direction or order of an Investment Manager and shall be under no duty at any time to make any recommendation with respect to disposing of or continuing to retain any such investment.

         (e)      Without limiting the generality of the provisions of Section
                  8.3 hereof, the Company agrees, to the extent permitted by law, to indemnify the Trustee and hold it harmless from and against any claim or liability that may be asserted against it, otherwise than on account of the Trustee's own negligence or willful misconduct, by reason of the Trustee's taking or refraining from taking any action when acting in good faith in accordance with this

                                  Page 3 of 8

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                  Article, including, without limiting the generality of the foregoing, any claim or liability that may be asserted against the Trustee on account of failure to receive securities purchased, or failure to deliver securities sold, pursuant to orders issued by the Investment Manager directly to a broker or dealer or for any loss, expense or claim asserted against the Trustee as a result of following Participant directions or directions of the Named Fiduciary.

                          ARTICLE 6. INVESTMENT FUNDS

         6.1      INVESTMENTS.

         (a) By establishing and maintaining this Trust, the Company has selected the Investment Funds, which have been made available as the investment vehicles to be available for the investment of the assets held in the Trust. Investment Funds may include an Employer Stock Fund ("ESF") and a common, collective or group trust funds (a "group trust") maintained by the Trustee for investment by qualified plans and registered investment companies. If and only if a group trust is designated as an Investment Fund, the Trustee may combine in the group trust assets of the Trust with assets of other pension or profit-sharing or other plans or trusts qualified under Code
                  Section 401(a) and exempt from tax under Code Section 501(a), or with assets of individual retirement accounts exempt from tax under Code Section 408(e) or governmental units described in Code Section 818(a)(6), and permitted by existing or future rulings of the United States Treasury Department to pool their respective funds in a group trust. The provisions of the group trust shall be deemed a part of this Agreement with respect to any such investment.

         (b) If the Company determines that Participants will have control over the investment of their Accounts under Section 6.2 below the Company, through ADP, will direct the Trustee to invest the assets of the Plan as directed by the Participants in accordance with the relevant provisions of the Plan document (and related adoption agreement, in the case of a prototype retirement plan), and this Agreement (including particularly
                  Section 6.2 hereof). Such investments by the Trustee shall include assets, if any, under the control of an Investment Manager (including without limitation the Trustee) and assets invested in registered investment companies, whether open-end or closed-end, but shall exclude all guaranteed investment contracts ("GICs"), if any, which are held pursuant to a conversion. In investing the assets of a Participant's Account(s), including those assets for which the Trustee has no investment responsibility, the Trustee will follow the investment directions of the Participant as such directions are communicated to the Trustee by ADP. The Company hereby certifies that the Plan shall at all times be maintained in compliance with the investment selection provisions of Section 404(c) of ERISA.

         (c) If, and to the extent authorized by the Plan, the Trustee shall, if so directed by the Company, segregate all or a portion of the assets of the Plan that are held in Trust by it into one or more separate investment accounts to be known as "Participant Directed Brokerage Accounts." Whenever a Participant is directing the investment and reinvestment of a Participant Directed Brokerage Account, the Participant shall have the powers and duties which an investment Manager would have under this Trust Agreement if an Investment Manager were then serving and the Trustee shall be protected to the same extent as it would be protected under this Trust Agreement as to directions or the absence of directions of an Investment Manager. Participants shall be entitled to give orders directly to the broker for the purchases and sale of securities which shall include as follows, even though the same may not be legal investment for trustees under any law other than ERISA: Preferred and common stocks or listed securities on the New York or American stock exchanges; all NASDQ listed stocks; corporate and government bonds; treasury and government issues; and, selected registered mutual funds as determined by the brokerage provider. The broker shall provide confirmation of each order to ADP which shall maintain records in such form as to satisfy reporting requirements of the Company and as required under ERISA and the Code.

         6.2      PARTICIPANT INVESTMENT CONTROL

         The following shall apply if the Company determines that Participants will have control over the investment of their Accounts under the Plan:

         (a) Except with respect to a limited period of time in connection with a conversion, each Participant will have investment control over his Account(s). Subject to the administrative rules and procedures of ADP and the Trustee, of any registered investment vehicle, and any other investment vehicle under this Trust, each Participant will specify the Investment Fund or Investment Funds available under the Company's Plan in which contributions to the Plan on his behalf will be invested. The Company may permit each Participant to transmit his investment instructions by telephonic instructions directly to ADP to be given to the Trustee pursuant to Section 6.3(b). Similarly, subject to the administrative rules of the Trustee or ADP, of any investment vehicle from time to time in effect, whether or not an Investment Fund, any registered investment company and ERISA Section 404(c), a Participant may transfer any amount in his Account(s) from one Investment Fund to another Investment Fund available under the Company's Plan. To the extent a Participant has directed that his or her account shall be invested in a registered investment company, the Trustee shall have no investment responsibilities with respect thereto without regard to whether the Plan satisfies the provisions of ERISA Section 404(c).

         (b) A Participant will exercise his investment control under the preceding paragraph by delivering written or electronic instructions (including, without limitation through voice response systems) to ADP. ADP will consolidate Participants' investment instructions and will send such instructions to the Trustee. The Trustee will invest future contributions on behalf of a Participant in accordance with such instructions, or the Trustee will transfer amounts from one Investment Fund to another in accordance with such instructions. Any such transfer will be affected in accordance with the Trustee's administrative procedures.

         (c) Subject to the first sentence of Section 6.2(a), each Participant will have full responsibility for the investment results of his investment instructions under the preceding two paragraphs.

         6.3      UNCLEAR OR MISSING INSTRUCTIONS; TRANSMISSION OF INSTRUCTIONS.

         (a) If investment instructions accompanying contributions or otherwise regarding investments for a Participant's Account(s) are not received or are unclear in the opinion of the Trustee or its agent, the Trustee may hold any part of the assets affected by such missing or unclear instructions in cash, or may return contributions, in either case without liability for interest, rising or falling securities prices, or other income, pending receipt of clear and complete instructions. The Trustee or its agent will, in the case of missing or, seek prompt clarification of unclear instructions or prompt furnishing of missing instructions. unclear instructions

         (b) By executing this Trust Agreement, the Company has entered into a Portfolio Agreement with the Trustee, which gives the Trustee exclusive management and investment authority with respect to the Portfolio.

         6.4      EMPLOYER STOCK FUND

         Subject to the Trustee's consent, an Employer Stock Fund may be established as an Investment Fund hereunder. If applicable, the duties and obligations of the Trustee, Company and any other party with regard to the Company Stock Fund shall be set forth and governed by a duly executed Manager Agreement, which shall be incorporated herein by this reference.

                    ARTICLE 7. - CONVERTED ANNUITY CONTRACTS

         7.1      CONVERTED ANNUITY CONTRACTS.

         (a) The provisions of this Article 7 are only applicable to a conversion that involves one or more GICs and is intended to serve as a Portfolio Agreement for the purpose of allowing the Trustee to establish for the Company an individual portfolio ("Portfolio") as a separate Investment Fund. The Portfolio shall consist of any GICs received by the Trustee as conversion assets that are specifically designated by the Company to be included within the Portfolio.

          (b) By executing this Trust Agreement, the Company has entered into a Portfolio Agreement with the Trustee, which gives the Trustee exclusive management and investment authority with respect to the Portfolio.

          (c) Upon the conversion by the Company of Plan assets, which include outstanding GICs, the Trustee shall have the rights, powers and privileges of an absolute owner in the management and administration of any converted GIC. The Trustee as investment manager of such GIC has the ability to hold, manage and administer all property that may be invested in the Portfolio and to exercise any and all of the rights that belong to the absolute owner of any GIC, that are granted by the terms of any GIC or by the terms of this Agreement. The Trustee shall hold in the Portfolio the proceeds of any dividends and other payments of any kind (other than those received from the surrender or maturity of a GIC) received with respect to any GIC. The only beneficial owner of such Portfolio shall be the Trust.

          (d) Upon complete surrender or maturity of any GIC held within the Company's conversion GIC portfolio, all proceeds from such GIC will be transferred as soon as practicable to the stable value fund or money market fund that is then maintained as an Investment Fund for the Plan.

          (e) The Trustee shall pay from the Company's portfolio, any premiums, assessments, dues, charges and interest, if any, upon any GIC held in the Portfolio. Reasonable expenses incurred by the Trustee in the performance of its duties hereunder, and all other proper charges and disbursements of the Portfolio (including any taxes) shall be reimbursed through a combination of charges to the Portfolio and direct billing to the Company, as determined from time to time by ADP and the Trustee.

          (f) No insurance company that may issue any GIC held in such Portfolio shall be deemed to be a party to this Agreement for any purpose, or to be responsible in any way for the validity of this Agreement, or to have any liability under this Agreement other than as stated in each GIC that it may issue. Any insurance company may deal with the Trustee, as sole owner of any GIC held in the Portfolio, without inquiry as to the authority of the Trustee to act, and may accept and rely upon any written notice, instruction, direction, certificate or other communication from the Trustee believed by it to be genuine and to be signed by an office of the Trustee and shall incur no liability or responsibility for so doing. Any sums paid out by any insurance company under any of the terms of a GIC issued by it and held in the Portfolio either to the Trustee, or, in accordance with the Trustee's direction, to any person or persons designated as payees in such sums, and the insurance company shall have no obligation to look to the disposition of any sums so paid. No insurance company shall be required to look into the terms of this Agreement, or to question any action of the Trustee or to see that any action of the Trustee is authorized by the terms of this Agreement.

          (g) Notwithstanding anything contained herein to the contrary, non of the Company, nor ADP nor the Trustee shall be liable for the refusal of any insurance company to issue or change any GIC or to take any other action requested by the Trustee, nor for the form, genuineness, validity, sufficiency, or effect of any GIC held in the stable value Investment Fund, nor for the act of any person or persons that may render any such GIC null and void, nor for the failure of any insurance company to pay the proceeds and avails of any such GIC as and when the same shall become due and payable, nor for any delay in payment resulting from any provision contained in any such GIC nor for the fact that for any reason whatsoever (other than their own negligence or willful misconduct) any GIC shall lapse or otherwise become uncollectible.

          (h) The Company, Sponsor and ADP (or affiliate of ADP) acknowledge that the Trustee is not the original purchaser of any GIC account accepted by the Trustee. The Trustee is not a fiduciary for the purpose of the acquisition of any such GIC. The Company shall indemnify and hold the Trustee harmless from any and all liability, claims, damages, costs or expenses (including reasonable attorney's fees) arising from or claimed to have arisen from the original purchase of any GIC by a prior Trustee or any action taken with respect to such GIC prior to the Company's conversion of the Plan.

          (i) The Company warrants that the person signing this Trust is an authorized fiduciary for the purpose of entering into such Portfolio Agreement.

                       ARTICLE 8. -- PROTECTIONS OF TRUSTEE

     8.1  RELIANCE BY TRUSTEE OR ITS AGENT.

          (a) The Trustee through ADP may rely upon any decision of the Company, Plan Administrator or Administrative Committee purporting to be made under the Plan, and upon any information, statements, certifications, instructions or directions submitted by the Company, Plan Administrator or the Administrative Committee (including statements concerning the entitlement of any Participant to benefits under the Plan or directions to make payments). The Trustee will not be bound to inquire as to the basis of any such decision, information, statements, certifications, instructions or directions, and will incur no obligation or liability for any action taken or omitted in good faith by the Trustee in reliance thereon.

          (b) Whenever the Trustee is permitted or required to act upon the instructions or directions of the Company, Plan Administrator, the Administrative Committee or a Participant, the Trustee will be fully protected in, and will not incur any liability for, not acting in the absence thereof.

          (c) The Company will certify to the Trustee or its agent the names of the members of the Administrative Committee (and of any person authorized to act on behalf of the Company or the Administrative Committee for purposes of the Plan) and will provide the Trustee or its agent with specimen signatures of any such person or persons. The Trustee or its agent may assume the authority of such person or persons continues in effect until the Trustee or its agent receives written advice from the Company or the Administrative Committee to the contrary.

          (d) The Trustee may consult with legal counsel (who may be counsel to the Trustee or to the Company ) concerning any questions which may arise with respect to its rights and duties hereunder, and the opinion of such counsel will be full and complete protection in respect of, and the Trustee will not incur any liability for, any action taken or omitted hereunder in good faith by the Trustee in accordance with the opinion of such counsel.

     8.2  ABSENCE OF INSTRUCTIONS.

     If the Trustee receives no instructions from the Company, Plan Administrator or Administrative Committee in response to communications sent to the Administrative Committee or the Company at the last known address of either as shown in the records of the Trustee, the Trustee may make such determination with respect to distributions and other administrative matters arising under the Plan as it considers reasonable and in accordance with the provisions of the Plan. Any determinations so made will be binding on all persons having any interest under the Plan or Trust, and the Trustee will incur no obligation or responsibility for any such determination made or for any action taken by the Trustee in good faith in such circumstances.

     8.3  INDEMNIFICATION OF TRUSTEE.

     The Company and its successors, assigns or legal representatives, will fully indemnify and save harmless the Trustee and its employees, agents, successors and assigns, from any loss (including reasonable attorneys' fees), liability, claim or responsibility arising (a) out of any matter as to which this Agreement provides that the Trustee is directed, protected, not liable, or not responsible (including, without limitation, the reporting of the Trustee of GICs in connection with a conversion in accordance with the provisions of AICPA SOP 94-4, in the circumstance in which the original issuer of the GIC refuses to provide full benefit responsiveness in accordance with the Plan), unless such loss or liability arises out of the Trustee's negligence, bad faith, or willful or gross misconduct or (b) by reason of any breach of any statutory or other duty owed to the Plans by the Company, any Employer, the Plan Administrator, the Administrative Committee, any Investment Manager or any delegate of any of them (and for purposes of this sentence the Trustee shall not be considered to be such a delegate), whether or not the Trustee may also be considered liable for that other person's breach under the provisions of Section 405(a) of ERISA.

     8.4  ALLOCATION OF RESPONSIBILITY.

     The Trustee shall be responsible only for those functions, which have been assigned to it under this Agreement. Notwithstanding any provision elsewhere herein to the contrary, (a) if and to the extent that any non-discretionary administrative functions are allocated to the Sponsor or ADP (or an affiliate of ADP) pursuant to a written agreement to which the Company is a party then, except to the extent otherwise provided in such agreement, the Trustee shall have no responsibility for the performance of such functions and shall incur no liability or obligations with respect thereto, (b) the Trustee shall be entitled to rely upon information or instructions provided to it by the Sponsor or ADP (or an affiliate of ADP) to the same extent as if such information or instructions had been provided by the Company, Plan Administrator, the Administrative Committee or the Participant, and (c) the Trustee shall have no responsibility for information which may be in the possession of the Sponsor or ADP (or any affiliate of ADP) until such information has been received by the Trustee.

                          ARTICLE 9.-FEES AND EXPENSES

         9.1      FEES AND EXPENSES.

         (a) The Trustee's fees for performing its duties hereunder will be such amounts as it establishes from time to time in its fee schedule (provided that the Trustee may provide for different fees in a written fee agreement with the Company). The Trustee may change its fee schedule (or fee agreement) upon 60 days' advance written notice to the Company. Such fees will be payable for each calendar month and will not be prorated for periods of less than one calendar month.

         (b) The Trustee may charge a reasonable fee in addition to its normal fees if it assumes any additional obligations under the Plan, or if it provides any service, including fiduciary services, not contemplated in the fee schedule and which the Trustee deems to be necessary or desirable or which the Administrative Committee or the Company requests.

         (c) The Plan Administrator or the Company may authorize, subject to the administrative rules and procedures of ADP and the Trustee that all or any portion of the Company's or Plan Administrator's other fees and expenses of administering the Plan (including without limitation, ADP's annual maintenance fee) be paid from Trust assets, and the Trustee will pay such fees and expenses as soon as practicable (but no later than ten (10) days) after receiving notice from ADP on behalf of the Company or Plan Administrator. The Company hereby authorizes and directs that any and all fees due to ADP under its Administrative Services Agreement with the Company be paid, at ADP's request, from Trust assets if such fees are not paid by the Company within 30 days of the date they are due to be paid to ADP. In connection therewith, the Trustee is hereby authorized to liquidate assets in the Trust in order to provide for payment of such charges to ADP. The Trustee shall be fully protected in, and shall not incur any liability for, any payment to ADP pursuant to the preceding sentences.

         (d) The Trustee's fee, any taxes of any kind, which may be levied or assessed upon or in respect of the Trust, and any and all expenses reasonably incurred by the Trustee, will, unless paid by the Company at its option, be paid from the Trust. In order to provide for payment of any such fee, taxes or expense, or the payment of any other fee or expense of administering the Plan authorized by the Company or Plan Administrator, the Trustee in its discretion may partially or fully liquidate any asset in the Trust without liability for any loss occasioned thereby; in any such case, the Trustee will to the extent reasonably practicable allocate expenses (and consequent liquidation of assets) to the account(s) that gave rise to the fee, tax or expense. Any expenses of the Trustee, which are not paid from the Trust for whatever reason, will be the responsibility of the Company.

         9.2      ERISA BOND.

         The Trustee, and any other person who handles Plan assets, will be bonded but only to the extent (if at all) required under ERISA, and no other bond or security will be required for the faithful performance of their duties hereunder. It will be the Named Fiduciary's responsibility to secure such bond on its behalf if it is required to obtain a bond under ERISA.

         9.3      TAXES.

         The Trustee shall pay out of the Trust all real and personal property taxes, income taxes and other taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws against the Trust. Until advised to the contrary by ADP or the Company, the Trustee shall assume that the Trust is exempt from Federal, State and local income taxes, and shall act in accordance with that assumption. ADP or the Named Fiduciary shall timely file all Federal, State and local tax and information returns relating to the Plan and Trust. Notwithstanding the foregoing, the Trustee shall timely file all Federal, State and local information returns relating to distributions from the Trust. Such tax-related payments from the Trust shall be withdrawn by the Trustee out of the Trust unless paid by ADP or the Company, but such payments shall be paid by ADP or the Company if the same cannot by operation of law be withdrawn from the Trust. All payments from the Trust under this Section 8.3 may be made without approval or direction.

                        ARTICLE 10.-ACCOUNTS AND REPORTS

         10.1     ACCOUNTS AND REPORTS.

         (a) The Trustee, through its agents, will keep full accounts of all its receipts, disbursements and other transactions hereunder, and will determine the fair market value of the assets of the Trust as of each Valuation Date provided for under the Plan (and as of the last business day of the Plan Year if not otherwise a Valuation Date). The fiscal year of the Trust will coincide with the Plan Year. Within a reasonable time after the end of the Plan Year, or within a reasonable time after its removal or resignation or the termination of the Trust, the Trustee, through its agents, will render to the Company a consolidated account of all transactions and other actions taken in connection with its administration of the Trust since the previous such accounting. The Trustee shall account separately for its collective investment funds; any registered investment companies; and, with respect to a conversion, any GICs.

         (b) No person other than the Company will have the right to demand or receive any report or account from the Trustee. The written approval of any account by the Company will be final and binding upon the Company, the Participants and all persons who then are or thereafter become interested in the Trust as to all matters and transactions stated or shown therein. The failure of the Company to notify the Trustee within 60 days after the Trustee's sending of any account of its objections (if any) to the account will be the equivalent of written approval. If the Company files any objections within such 60 day period with respect to any matters or transactions stated or shown in the account and the Company and the Trustee cannot resolve such objections, the Trustee will have the right to have such objections settled by judicial proceedings. Nothing herein will deprive the Trustee of the right to have a judicial settlement of its accounts. In any proceeding for a judicial settlement of any account or for instructions, the only necessary parties will be the Trustee and the Company. In order to save the Trust from the expense that might otherwise be incurred, it is a condition to the acquisition of any interest in the Trust that no person other than the Company may institute or maintain any action or proceeding against the Trustee (i) without first requesting the Company to resolve the question with the Trustee and (ii) until after the Company has had a reasonable opportunity to resolve such question or has declined to pursue such question with the Trustee.

    ARTICLE 11.-RESIGNATION OR REMOVAL OF TRUSTEE; TRANSFERS TO OTHER TRUST

         11.1     RESIGNATION OR REMOVAL OF TRUSTEE.

         (a) The Trustee may resign at any time by giving 60 days' written notice to the Company, ADP and the Sponsor. The Company may remove the Trustee at any time by giving 60 days' written notice to the Trustee, ADP, and if the plan is a Prototype Plan, the Sponsor. In either case, the notice period may be reduced to such shorter period as the Trustee, ADP, the Sponsor and the Company agree upon. The Trustee's removal or resignation will be effective upon the appointment of a successor trustee.

         (b) When the Trustee's resignation or removal becomes effective, the Trustee will perform all acts necessary to transfer the assets of the Trust and copies of the records of the Trust (and any other records being maintained by the Trustee) to its successor. However, the Trustee may reserve such portion to the Trust assets as it may reasonably determine to be necessary for payment of its fees and any taxes and expenses (including any fees and expenses of any person or entity authorized by the Company or Plan Administrator to be paid from Trust assets); any balance of such reserve remaining after payment of such fees, taxes and expenses will be paid over to its successor.

     (c) The resignation or removal of the trustee will not terminate the Trust. In the event of any vacancy in the position of Trustee, whether by the resignation or removal of the Trustee, the Company will appoint a successor trustee. Should the Company fail to appoint a successor trustee within a reasonable period of time, Trustee shall have the right to seek a court-appointed successor trustee. Each successor trustee so appointed and accepting the office of Trustee hereunder will have all of the rights and powers and all of the duties and obligations of the original Trustee under this Agreement. The removal of the Trustee and the appointment of a new trustee shall be by a written instrument delivered to the Trustee.

     (d) If the Plan is a Prototype Plan, in the event that either (i) the Company removes the incumbent Trustee without ADP's and the Sponsor's written consent, or (ii) following the resignation or removal of the incumbent Trustee appoints any successor Trustee without ADP's and the Sponsor's written consent, or (ii) following the resignation or removal of the incumbent Trustee appoints any successor Trustee without ADP's and the Sponsor's written consent, the Company may no longer participate in the Prototype Plan program maintained by ADP or the Sponsor.

     (e) No Trustee will be liable or responsible for anything done or omitted in the administration of the Trust before it became Trustee or after it ceases to be Trustee.

     11.2 TRANSFERS TO OTHER TRUSTS.

     (a) The Company may direct that all or a portion of the assets of the Trust established hereunder be transferred from the Trustee to the trustee of another trust established under the Plan at any time by giving 60 days' written notice to the Trustee, ADP, and, if the Plan is a Prototype Plan, the Sponsor. The notice period may be reduced to such shorter period as the Trustee, ADP, the Sponsor (if applicable) and the Company agree upon. The transfer will be effective upon the last day of the notice period or, if later, the acceptance of the assets being transferred by such other trustee. Until the effective date of the transfer of any such assets, the Trustee will continue to have full authority and responsibility to act as Trustee hereunder with respect to such assets.

     (b) When the transfer becomes effective, the Trustee will perform all acts necessary to transfer the assets to be transferred from the Trust and copies of the records of the Trust (and any other records being maintained by the Trustee) to the other trustee.

     (c) If the Plan is a Prototype Plan, in the event the Company directs that any assets of the Trust be transferred to the trustee of any other trust without ADP's and the Sponsor's written consent, the Company may no longer participate in the prototype Plan and Trust.

     (d) The Trustee will not be liable or responsible for any assets, which have been transferred to any other trust pursuant to this Section 10.2 or for any actions or omissions taken with respect to such assets after such transfer.

                    ARTICLE 12. -- AMENDMENT AND TERMINATION

     12.1 AMENDMENT OR TERMINATION.

     The Trustee may at any time and from time to time amend any or all provisions of this Agreement. A copy of any such amendment will be delivered to ADP, the Sponsor (in the case of a Prototype Plan) and the Company at least 60 days before the effective date of such amendment (or such shorter notice period as ADP, the Trustee, the Sponsor (in the case of a Prototype Plan) and the Company agree to), provided that, to the extent necessary to retain the Plan's tax qualification, any amendment may take effect retroactively. The Company will have the right to terminate this Trust and will deliver a notice of termination specifying the effective date thereof to the Trustee. No amendment or termination will cause this Agreement to be inconsistent with the provisions of the Plan or ERISA.

     12.2 EFFECT OF TERMINATION.

     In the event of termination of this Agreement, the Trustee will continue to hold the Trust assets for application and disbursement in accordance with the applicable terms of the Plan. The Trust created hereunder will terminate upon the distribution of all the assets of the Trust.

                    ARTICLE 13. -- MISCELLANEOUS PROVISIONS

     13.1 RELATIONSHIP TO PLAN DOCUMENT.

     Certain provisions affecting the Trustee appear in the separate Plan document and are not repeated in this Agreement. Unless the context clearly indicates otherwise, any term defined in the Plan document will have the same meaning when used in this Agreement. If and to the extent that any provisions of this Agreement are inconsistent with any provision of the Plan document affecting the rights or benefits of Participants, the Plan document will control.

     13.2 EXCLUSIVE BENEFIT.

     In directing the Trustee hereunder, the Company, Plan Administrator and the Administrative Committee will follow the provisions of the Plan and will not give any direction at any time, either during the existence or upon the discontinuance of the Plan, that would cause any assets of the Trust to be used for or diverted to purposes other than the exclusive benefit of Participants or their Beneficiaries in accordance with the Plan; provided that assets may be used to pay fees and expenses incurred in the administration of the Plan and the Trust or may be returned to the Company as specifically provided in the Plan.

     13.3 MERGER OR CONSOLIDATION.

     Any corporation into which the Trustee merges or with which it is consolidated or any corporation resulting from any merger or consolidation, to which the Trustee is a party, will be the Trustee hereunder without execution or filing of any additional instrument or the performance of any further act.

     13.4 INQUIRIES NOT REQUIRED.

     No person dealing with the Trustee will be bound to see to the application of any money or property paid or delivered to the Trustee or inquire into the authority of the Trustee to enter into any transactions hereunder.

     13.5 GOVERNING LAW.

     To the extent that state law applies, the provisions of the Trust will be construed, enforced and administered according to the laws of the Commonwealth of Massachusetts without regard to its conflict of law provisions.

     13.6 WARRANTY OF AUTHORIZATION.

     The Company warrants that the person signing this Trust Agreement has the authority to execute such document on behalf of the Company.

     13.7 THE SPONSOR AND ADP.

     The Company and the Trustee acknowledged that neither Sponsor nor ADP (nor any affiliate of ADP) has (a) any discretionary authority or discretionary control respecting management of the Plan or management or disposition of Plan assets, (b) authority or responsibility to render investment advice for a fee or other compensation, direct or indirect, with respect to any moneys or other property of the Plan, or (c) discretionary authority or discretionary responsibility in the administration of the Plan.

     13.8 NON-ALIENATION OF BENEFITS.

     No benefit to which a Participant or his beneficiary is or may become entitled under a Plan shall at any time be subject in any manner to alienation or encumbrance, nor be resorted to, appropriated or seized in any proceeding at law, in equity or otherwise. No Participant or other person entitled to receive a benefit under the Plan shall, except as specifically provided in the Plan or as otherwise required by law, have power in any manner to transfer, assign, alienate or in any way encumber such benefit under the Plan, or any part thereof, and any attempt to do so shall be void.

     13.9  DUTY TO FURNISH INFORMATION.

     Both the Company and the Trustee shall furnish to the other any documents, reports, returns, statements, or other information that the other reasonably deems necessary to perform its duties imposed under the plan or this Trust Agreement or otherwise imposed by law.

     13.10 WITHHOLDING.

     The Trustee, on behalf of the Plan, shall withhold any tax, which by any present or future law is required to be withheld from any payment under the Plan. The Named Fiduciary and ADP shall provide all information reasonably requested by the Trustee to enable the Trustee to so withhold.

     13.11 UNCLAIMED BENEFIT PAYMENTS.

     If any check or share certificate in payment of a benefit hereunder which has been mailed by regular US mail to the last address of the payee furnished the Trustee by the Named Fiduciary or ADP is returned unclaimed, the Trustee shall notify the Named Fiduciary or ADP and shall discontinue further payments to such payee until it receives the further instruction of the Named Fiduciary or ADP.

     13.12 NO LIABILITY FOR ACTS OF PREDECESSOR AND SUCCESSOR TRUSTEES.

     The Trustee shall have no liability for the acts or omissions of any predecessors or successors in office.


-------------------------------------------------------------------------------

             TRUSTEE                                COMPANY

Approved By: /s/ Christine R. Walsh         Approved By: /s/ Stan Ninemire
             ----------------------                      ------------------
Name:            CHRISTINE R. WALSH         Name:        STAN NINEMIRE
             ----------------------                      ------------------
Title:             VICE PRESIDENT           Title:       EVP
             ----------------------                      ------------------
       APPROVAL MUST BE BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY

-------------------------------------------------------------------------------

                                MANAGER AGREEMENT


THIS AGREEMENT is made by and between Tandy Brands Accessories, Inc. (hereinafter the "Client") and State Street Bank and Trust Company (hereinafter "State Street") effective as of October 1, 2001.

WHEREAS, Client has established and continues to maintain the Tandy Brands Accessories, Inc. Employees Investment Plan (hereinafter the "Plan") for the purpose of providing retirement and other benefits to certain of its employees;

WHEREAS, Client has created a trust, as a funding vehicle of the Plan, (hereinafter the "Trust");

WHEREAS, the Client has the authority to appoint investment managers for the Plan; and

WHEREAS, the Client desires that State Street serve as investment manager with respect to certain functions related to the Plan's investment in qualifying employer securities;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is covenanted and agreed as follows:

1. APPOINTMENT OF MANAGER: The Client hereby appoints State Street as the Manager ("Manager") for those Trust assets held under the TANDY BRANDS ACCESSORIES, INC. Stock Fund (hereby collectively referred to as the "Account"). The duties with respect to the Account which are being delegated to State Street as Manager are listed on attached Schedule 1 (the "Delegated Duties"). State Street shall only have responsibility for those duties which are specifically identified as Delegated Duties. The Client warrants that it has authority to enter into this agreement.

2. DISCRETIONARY AUTHORITY: (A) Subject and limited to the guidelines described in Section 3 (the "Guidelines") and to the Delegated Duties on attached Schedule 1, State Street shall have authority to manage the assets in the Account including, without implied limitation, authority to purchase, sell, exchange, convert, trade, and generally to deal in assets of the Account. Without limiting the generality of the foregoing, State Street is specifically authorized to invest all or any part of the Account in collective investment funds maintained for the investment of the assets of employee benefit plans qualified within the meaning of and exempt from tax under the Internal Revenue Code or other applicable federal laws or statutes, and to hold any part of the Account in savings or other deposit accounts maintained by State Street, in other similar short-term investments or in cash on a temporary basis pending investment for the purpose of complying with the Guidelines and the Delegated Duties.

(B) State Street shall have full authority, in each case without responsibility for delays or errors in transmission of orders or data due to a breakdown or failure of transmission or communication facilities and without liability for the acts or omissions of third parties, (1) to use computer programming services to assist in achieving the Client's objectives, (2) to trade through such commission merchants and brokers as State Street shall select, including any affiliate for its usual commission (provided that the conditions of Prohibited Transaction Class Exemption 86-128 are met) and (3) to use any nominees, central depositories and banks to deal with the assets of the Account, including margin.

(C) In accordance with the Delegated Duties, the Guidelines and the provisions of the Plan, State Street is specifically authorized to buy or sell shares of common stock of the Client (the "Stock") on a national securities exchange or elsewhere as it may elect. In accordance with the provisions of the Plan, State Street may also purchase newly issued Stock or Stock held in the treasury of the Client. State Street may, for the purpose of reducing brokerage fees, commissions, and other expenses, defer the purchase of Stock until it shall have accumulated sufficient funds to purchase quantities which would effect such reductions. State Street may limit the daily volume of its transactions in Stock to the extent that such action is deemed by it to be in the best interest of Plan participants and their beneficiaries.

(D) State Street is hereby authorized to vote upon any stock or other securities of any corporation at any time held in the Account or otherwise consent to or request any action on the part of such corporation, and to participate in reorganizations, recapitalizations, consolidations, mergers and similar transactions with respect to such stocks or other securities; and generally to exercise any of the powers of an owner with respect to stocks or other securities comprising the Account which State Street deems to be for the best interests of the Plan to exercise. Notwithstanding the foregoing, if the Plan provides voting and/or other rights with respect to qualifying employer securities held in the Account, Client shall cause to be sent in a timely manner to each participant whose individual account is invested in the Account copies of all proxy and tender offer solicitation material which may relate to the Stock, together with a form advising the participant of his or her rights and responsibilities with respect to the voting or tendering of the Stock and requesting confidential voting or tender instructions. The Client shall establish or cause to be established such procedures for the collection of instructions on the voting of such Stock and the timely transmission of such instructions to State Street as it shall determine to be appropriate. To facilitate the foregoing right of the participants and their beneficiaries, the Client shall use its best efforts to distribute or causes to be distributed to each participant substantially the same information as may be distributed to the stockholders of the Client in connection with such offer and the Client shall establish procedures for the confidential collection of participants' and their beneficiaries' instructions with respect to such Stock. Shares of Stock for which valid voting instructions are received shall be voted in accordance with the participants' instructions. For shares of Stock which are not yet allocable to any participant's account or shares of Stock for which no valid voting instructions have been received, the Stock will be voted in a manner equal to the proportion that the number of shares of Stock for which instructions



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

have been received. In the case of a tender or exchange offer by any person or entity (including the Client), shares of Stock for which a valid tender instruction are received shall be tendered. Shares of Stock for which no tender instructions have been received will not be tendered. Shares of Stock which are not yet allocable to any participant shall be tendered or exchanged in the same proportion as the Stock which is allocable to the participant's accounts is being tendered or exchanged. The Client represents that the provisions of this paragraph D are consistent with the terms of the Plan.

(B) State Street, in its discretion or as directed by the Client, may limit the daily volume of its purchases or sales of securities, and as a result, may limit the Plan's transactions in any or all of the Plan's investment funds. State Street may not complete Plan transactions on a particular day for a number of reasons, including but not limited to, suspension of trading in an asset important to one of the investment funds, insufficient liquidity within any investment fund to process transactions, or a major market disruption. As a result, there may be a delay in accepting and/or execution of participant's transactions for one or more days.

3. GUIDELINES: The Client shall from time to time furnish State Street with the Guidelines for liquidity management of the Account, in which event State Street shall make its decisions consistent within such Guidelines. Changes in the Guidelines shall make due allowance for the time which State Street shall have to come into compliance with the changes to such Guidelines.

4. FEES: For services under this Agreement, State Street shall be entitled to receive a fee as described in attached Schedule 2. Such fee, unless paid directly by the Client, shall be charged against the Account. The Client shall pay reasonable out-of-pockets expenses of State Street related to shareholder communications and proxy solicitation and tabulation.

5. LIMITS ON DUTIES: State Street shall be responsible only for fulfilling its Delegated Duties and for managing the Account in good faith in accordance with the Guidelines, and shall have no responsibility whatsoever for, and shall incur no liability on account of, (i) determining the prudence of the Stock as an investment, (ii) diversification or selection of investment guidelines for the Account, (iii) advice on, or management of, or administration of any other assets for the Client, (iv) except as provided in the trust agreement between State Street and the Client, filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (v) registration with any government or agency, or (vi) administration of the Plan and Trust investing through this Agreement, and shall be indemnified by the Client for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, fines, taxes, penalties and interest, unless due to the gross negligence Or intentional misconduct on the part of State Street or its employees or agents. Client shall maintain the



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

status of the Account as assets of a qualified retirement plan exempt from taxation and registration and in compliance with ERISA.

6. REPORT: At least once during each period of twelve months, State Street shall render a report for the Account. Such report shall be delivered in writing to the Client.

7. ASSIGNABILITY: Neither State Street nor the Client will assign this Agreement without first obtaining the written consent of the other party.

8. TERMINATION: This Agreement may be terminated by either party hereto upon thirty (30) days written notice to the other party.

9. APPLICABLE LAW: This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

10. ADDITIONAL RIGHTS: State Street Bank and Trust Company, its officers, directors and affiliates may (1) give advice to, and manage investments for, other customers in ways that may be the same as, or different from, its actions to carry out this Agreement, and/or (2) have a position in tangible property, commodities, securities, options, futures, savings accounts, cash and/or short-term items that may be the same as, or different from, the positions recommended for, or acquired on behalf of, the Client. Third parties dealing with State Street shall not be required to inquire about its authority or see to the application of any money or thing of value delivered to it.

11. PARTIAL INTEGRATION: This Agreement contains the entire understanding of the parties with respect to assets managed hereunder and there are no other warranties or representations expressed or implied, with respect to such management. No amendments shall be effective unless in writing. This Agreement creates no changes in any separate contract between the parties.

IN WITNESS WHEREOF, the parties hereto have executed this document effective as of the date stated above.


         By: /s/ STAN NINEMIRE
         Name: Stan Ninemire
         Title: SVP

         State Street Bank and Trust Company

         By: /s/ CHRISTINE R. WALSH
         Name: Christine R. Walsh
         Title: Vice President




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

                                   SCHEDULE 1

                   DUTIES DELEGATED BY CLIENT TO STATE STREET


1. Liquidity Management of the Account

Setting, monitoring and maintaining necessary liquidity for the general operation of the Plan

2. Proxy and Tender Issues for Stock

Monitoring, evaluating and voting and tendering of all Stock in accordance with Plan and ERISA.



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